EXHIBIT 32.1

                                CERTIFICATION OF
                           ANNUAL REPORT ON FORM 10-K

      Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of Omnicom Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of Omnicom Group Inc. certifies that, to such officer's knowledge:

      o the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      o the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Omnicom Group Inc. as of the dates and for the periods expressed in the Report.

Executed as of March 15, 2004.

                                                     /s/ JOHN D. WREN
                                            --------------------------------
                                            Name:   John D. Wren
                                            Title:  Chief Executive Officer and
                                                    President

                                                /s/ RANDALL J. WEISENBURGER
                                            --------------------------------
                                            Name:   Randall J. Weisenburger
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer


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